EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 17, 2020 by and among QUAKER CHEMICAL CORPORATION, a Pennsylvania corporation (the “Company”), certain Subsidiaries of the Company party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each guarantor party hereto (the “Guarantors” and together with the Borrowers, the “Loan Parties”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent, and the lenders from time to time party thereto have entered into that certain Credit Agreement dated as of August 1, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; all capitalized terms not otherwise defined herein shall have the meaning given thereto in the Credit Agreement);

WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders agree to that certain amendment to the Credit Agreement as set forth herein, and the Administrative Agent and Lenders party hereto constituting Required Lenders, subject to the terms and conditions contained herein, are willing to effect such amendment and modification on the terms and conditions contained in this Amendment; and

WHEREAS, the Loan Parties are willing to execute and deliver this Amendment;

NOW, THEREFORE, in consideration of the premises and the terms hereof, the parties hereto agree as follows:

1.	Amendment to Credit Agreement. Subject to the terms and conditions set forth herein,

the Credit Agreement is hereby amended by amending and restating Section 6.01(a) of the Credit Agreement in its entirety such that after giving effect to this Amendment, such Section shall read as follows:

“(a) commencing with the fiscal year ending December 31, 2019, as soon as available, but in any event not later than the SEC Filing Date (or, with respect to the fiscal year ending December 31, 2019, not later than April 16, 2020), a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders (which shall be deemed acceptable if such firm is one of the “Big Four”), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;”

2.       Effectiveness; Conditions Precedent.

The effectiveness of this Amendment and the amendment to the Credit Agreement provided in Section 1 hereof are subject to the satisfaction of the following conditions precedent:

(a)       The Administrative Agent shall have received counterparts of this Amendment, duly executed by each Loan Party, the Administrative Agent and Lenders sufficient to constitute Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf), but such delivery will be promptly followed by the delivery of original signature pages by each Person party hereto unless waived by the Administrative Agent; and

(b)       All fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent due and payable under Section 10.04(a) of the Credit Agreement) estimated to date and for which invoices have been presented a reasonable period of time prior to the effectiveness hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

3.       Representations and Warranties.

In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)               The representations and warranties made by such Loan Party in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document delivered pursuant to the Credit Agreement or another Loan Document, are, in each case, true and correct in all material respects on and as of the date hereof, except that (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, such representations and warranties shall be true and correct in all respects, (ii) to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (iii) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)              This Amendment has been duly authorized, executed and delivered by such Loan Party, and constitutes a legal, valid and binding obligation of such Borrower, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(c)               Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.       Entire Agreement. This Amendment is a Loan Document. This Amendment, together with all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

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5.       Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.

6.       Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

7.       Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

8.       References; Interpretation. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

9.       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

10.       No Novation; Reaffirmation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. Each Loan Party hereby (i) affirms and confirms each of the Loan Documents to which it is a party and its joint and several Obligations thereunder, (ii) affirms that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and (iii) agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document shall continue to be in full force and effect.

11.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page is intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment on the day and year first written above.

BORROWERS:

QUAKER CHEMICAL CORPORATION

By:	/s/ MARY DEAN HALL
Name:	Mary Dean Hall
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Quaker Chemical B.V.

By:	/s/ MARY DEAN HALL
Name:	Mary Dean Hall
Title:	Authorized Signatory

GUARANTORS:

AC PRODUCTS, INC.

By:	/s/ MARY DEAN HALL
Name:	Mary Dean Hall
Title:	Treasurer

SUMMIT LUBRICANTS INC.
ECLI PRODUCTS, LLC

By:	/s/ MARY DEAN HALL
Name:	Mary Dean Hall
Title:	Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

HOUGHTON INTERNATIONAL INC.
HOUGHTON TECHNICAL CORP.
WALLOVER ENTERPRISES INC.
ULTRASEAL AMERICA, INC.
SIFCO APPLIED SURFACE CONCEPTS, LLC

By:	/s/ MARY DEAN HALL
Name:	Mary Dean Hall
Title:	President, Chief Financial Officer and Treasurer

SUMMIT LUBRICANTS INC. AS GENERAL PARTNER OF Quaker Houghton International Limited Partnership

By:	/s/ MARY DEAN HALL
Name:	Mary Dean Hall
Title:	Vice President

QUAKER SPECIALTY CHEMICALS (UK) LIMITED

By:	/s/ MARY DEAN HALL
Name:	Mary Dean Hall
Title:	Director

QUAKER HOUGHTON HOLDINGS LIMITED
QH HOLDINGS LIMITED
QH CHEMICAL LIMITED
QH INTERNATIONAL LIMITED

By:	/s/ MICHAEL JAMES MCGRATH
Name:	Michael James McGrath
Title:	Director

QUAKER HOUGHTON (FINCO) LTD

By:	/s/ MICHAEL JAMES MCGRATH
Name:	Michael James McGrath
Title:	A Director

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

bank of america, n.a., as
Administrative Agent

By:	/s/ Ronado Naval
Name:	Ronaldo Naval
Title:	Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

bank of america, n.a., as a Lender, L/C Issuer and U.S. Dollar Swing Line Lender

By:	/s/ Kevin Dobosz
Name:	Kevin Dobosz
Title:	Senior Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Associate

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

CITIZENS bANK, N.A.

By:	/s/ Hassan Shakeel
Name:	Hassan Shakeel
Title:	Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A.

By:	/s/ Louis Salvino
Name:	Louis Salvino
Title:	Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Brendan H. May
Name:	Brendan H. May
Title:	Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jackie Andreozzi
Name:	Jackie Andreozzi
Title:	AVP, Portfolio Manager

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

CITIBANK, N.A.

By:	/s/ Stephanie Epkins
Name:	Stephanie Epkins
Title:	Senior Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

MUFG UNION BANK, N.A.

By:	/s/ Spencer Hughes
Name:	Spencer Hughes
Title:	Managing Director

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

SANTANDER BANK, N.A.

By:	/s/ Jeffrey Kauffman
Name:	Jeffrey Kauffman
Title:	Vice President

By:	/s/ Rory Wang
Name:	Rory Wang
Title:	Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

TD BANK, N.A.

By:	/s/ Shannon Batchman
Name:	Shannon Batchman
Title:	Senior Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

BBVA USA

By:	/s/ Raj Nambiar
Name:	Raj Nambiar
Title:	Sr. Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

BMO HARRIS BANK N.A.

By:	/s/ Josh Hovermale
Name:	Josh Hovermale
Title:	Director

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

BANK OF MONTREAL, LONDON BRANCH

By:	/s/ Richard Couzens
Name:	Richard Couzens
Title:	Managing Director

By:	/s/ Scott Matthews
Name:	Scott Matthews
Title:	Managing Director, CFO International
BMO Financial Group

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Alfredo Wang
Name:	Alfredo Wang
Title:	Duly Authorized Signatory

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

HSBC BANK USA, N.A.

By:	/s/ John S. Frame
Name:	John S. Frame
Title:	Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mark Irey
Name:	Mary Irey
Title:	Vice President

Quaker Chemical Corporation

Amendment No. 1 to Credit Agreement

Signature Page